UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2017

MidWestOne Financial Group, Inc.

(Exact name of registrant as specified in charter)

Commission File Number:  001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

102 South Clinton Street

Iowa City, Iowa  52240

(Address of principal executive offices, including zip code)

(319) 356-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On April 6, 2017, MidWestOne Financial Group, Inc. (the “Company”) issued a press release announcing that the underwriter of the Company’s previously announced public offering has exercised in full its over-allotment option to purchase an additional 250,000 shares of the Company’s common stock pursuant to the underwriting agreement dated as of March 17, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                                                Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	MidWestOne Financial Group, Inc. Press Release dated April 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Dated: April 6, 2017	By:	/s/ Charles N. Funk
Charles N. Funk
President and Chief Executive Officer